UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Semi-Annual
Repor t

Legg Mason

ClearBridge

Appreciation

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Appreciation Fund

Fund objective

The Fund seeks to provide long-term appreciation of shareholders’ capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Appreciation Fund for the six-month reporting period ended April 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

Legg Mason ClearBridge Appreciation Fund	III

Investment commentary

Economic review

While economic data remained mixed, the U.S. economy continued to expand over the six months ended April 30, 2011. Beginning in the fourth quarter of 2010 and continuing for most of the remainder of the period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, stock prices generally rose and investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s second estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth in the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during four of the last five months of the reporting period, though it remained elevated. The rate fell to 8.9% in February 2011, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March, but back up to 9.0% in April. While unemployment in the U.S. declined over the course of the reporting period, hiring has yet to rebound as strongly as in previous recoveries. The U.S. Department of Labor reported in May 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and roughly 43% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February, before increasing 3.5% in March and then falling 0.8% in April. At the end of April, the inventory of unsold homes was a 9.2 month supply at the current sales level, versus an 8.3 month supply in March. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $163,700 in April 2011, down 5.0% from April 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty-one consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in

IV	Legg Mason ClearBridge Appreciation Fund

Investment commentary (cont’d)

January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. The expansion in the manufacturing sector was broad based in April, with seventeen of eighteen industries tracked by the Institute for Supply Management growing during the month.

Financial market overview

Although the financial markets were, for the most part, characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds, there were periods of heightened volatility during the reporting period. The markets experienced sharp sell-offs in mid-November 2010, and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the reporting period. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Despite geopolitical unrest in the Middle East and Libya, and the devastating earthquake and tsunami in Japan, the market demon-

Legg Mason ClearBridge Appreciation Fund	V

strated resiliency in March and generated a modest gain for the month. U.S. equities continued to rally in April, rising 2.96%. All told, the Index returned 16.36% over the reporting period.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended April 30, 2011, with the small-cap Russell 2000 Indexvi, the Russell Midcap Indexvii and the large-cap Russell 1000 Indexviii gaining 23.73%, 20.67% and 17.12%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 17.77% and 17.53%, respectively.

Performance review

For the six months ended April 30, 2011, Class A shares of Legg Mason ClearBridge Appreciation Fund, excluding sales charges, returned 13.59%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 16.36% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned 15.26% for the same period.

Performance Snapshot as of April 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason ClearBridge Appreciation Fund:
Class A	13.59%
Class B2	13.06%
Class C	13.15%
Class FI	13.60%
Class R	13.50%
Class I	13.81%
Class IS	13.83%
S&P 500 Index	16.36%
Lipper Large-Cap Core Funds Category Average	15.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,112 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain Service Agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

VI	Legg Mason ClearBridge Appreciation Fund

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.06%, 2.10%, 1.81%, 1.14%, 1.42%, 0.73% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.05% for Class FI shares, 1.45% for Class R shares and 0.90% for Class I shares. In addition, the total annual operating expenses for

Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

RISKS: Stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason ClearBridge Appreciation Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.59%	$1,000.00	$1,135.90	1.04%	$5.51	Class A	5.00%	$1,000.00	$1,019.64	1.04%	$5.21
Class B	13.06	1,000.00	1,130.60	2.09	11.04	Class B	5.00	1,000.00	1,014.43	2.09	10.44
Class C	13.15	1,000.00	1,131.50	1.78	9.41	Class C	5.00	1,000.00	1,015.97	1.78	8.90
Class FI	13.60	1,000.00	1,136.00	1.05	5.56	Class FI	5.00	1,000.00	1,019.59	1.05	5.26
Class R	13.50	1,000.00	1,135.00	1.28	6.78	Class R	5.00	1,000.00	1,018.45	1.28	6.41
Class I	13.81	1,000.00	1,138.10	0.69	3.66	Class I	5.00	1,000.00	1,021.37	0.69	3.46
Class IS	13.83	1,000.00	1,138.30	0.60	3.18	Class IS	5.00	1,000.00	1,021.82	0.60	3.01

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2011

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Common Stocks — 95.4%
Consumer Discretionary — 10.6%
Auto Components — 0.5%
Johnson Controls Inc.	593,560	$24,335,960
Automobiles — 0.1%
General Motors Co.	183,700	5,894,933	*
Hotels, Restaurants & Leisure — 1.6%
Marcus Corp.	629,620	6,982,486
McDonald’s Corp.	588,320	46,071,339
Yum! Brands Inc.	400,590	21,487,648
Total Hotels, Restaurants & Leisure		74,541,473
Internet & Catalog Retail — 0.6%
Amazon.com Inc.	134,300	26,389,950	*
Media — 5.3%
Cablevision Systems Corp., New York Group, Class A Shares	979,890	34,521,525
Comcast Corp., Class A Shares	3,497,360	91,770,726
Walt Disney Co.	2,697,560	116,264,836
Total Media		242,557,087
Multiline Retail — 0.5%
Target Corp.	432,320	21,226,912
Specialty Retail — 2.0%
Home Depot Inc.	1,577,750	58,597,635
Staples Inc.	1,567,990	33,147,308
Total Specialty Retail		91,744,943
Total Consumer Discretionary		486,691,258
Consumer Staples — 9.8%
Beverages — 1.8%
Coca-Cola Co.	688,280	46,431,369
PepsiCo Inc.	493,120	33,971,037
Total Beverages		80,402,406
Food & Staples Retailing — 2.6%
CVS Caremark Corp.	872,360	31,614,326
Wal-Mart Stores Inc.	1,603,340	88,151,633
Total Food & Staples Retailing		119,765,959
Food Products — 2.5%
General Mills Inc.	902,470	34,817,293
H.J. Heinz Co.	800,000	40,984,000
Kraft Foods Inc., Class A Shares	1,217,420	40,880,963
Total Food Products		116,682,256

See Notes to Financial Statements.

4	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Household Products — 2.9%
Kimberly-Clark Corp.	596,980	$39,436,499
Procter & Gamble Co.	1,450,180	94,116,682
Total Household Products		133,553,181
Total Consumer Staples		450,403,802
Energy — 11.5%
Energy Equipment & Services — 1.7%
Halliburton Co.	499,510	25,215,265
Schlumberger Ltd.	241,590	21,682,702
Weatherford International Ltd.	1,400,500	30,222,790	*
Total Energy Equipment & Services		77,120,757
Oil, Gas & Consumable Fuels — 9.8%
Apache Corp.	267,784	35,714,352
Chevron Corp.	573,700	62,785,728
ConocoPhillips	315,310	24,887,418
El Paso Corp.	2,253,340	43,737,330
Exxon Mobil Corp.	1,900,000	167,200,000
Newfield Exploration Co.	519,800	36,801,840	*
Petrohawk Energy Corp.	1,460,410	39,445,674	*
Spectra Energy Corp.	1,493,911	43,383,176
Total Oil, Gas & Consumable Fuels		453,955,518
Total Energy		531,076,275
Exchange Traded Funds — 0.3%
SPDR Gold Trust	99,640	15,181,150	*
Financials — 14.6%
Capital Markets — 0.8%
Charles Schwab Corp.	1,904,000	34,862,240
Commercial Banks — 1.1%
Wells Fargo & Co.	1,722,940	50,154,783
Diversified Financial Services — 3.0%
Bank of America Corp.	2,205,930	27,088,820
Citigroup Inc.	8,328,460	38,227,632	*
JPMorgan Chase & Co.	1,571,910	71,726,253
Total Diversified Financial Services		137,042,705
Insurance — 7.1%
Berkshire Hathaway Inc., Class A Shares	684	85,329,000	*
Lincoln National Corp.	602,980	18,831,065
MetLife Inc.	1,000,948	46,834,357
Travelers Cos. Inc.	2,797,280	177,011,879
Total Insurance		328,006,301

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	5

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 1.8%
Annaly Capital Management Inc.	2,198,420	$39,219,813
Chimera Investment Corp.	11,000,000	44,550,000
Total Real Estate Investment Trusts (REITs)		83,769,813
Real Estate Management & Development — 0.8%
Forest City Enterprises Inc., Class A Shares	1,871,950	35,960,160	*
Total Financials		669,796,002
Health care — 8.0%
Biotechnology — 0.8%
Amgen Inc.	650,000	36,952,500	*
Health Care Providers & Services — 0.9%
AmerisourceBergen Corp.	1,030,030	41,860,419
Pharmaceuticals — 6.3%
Abbott Laboratories	554,150	28,837,966
Bristol-Myers Squibb Co.	973,390	27,352,259
Johnson & Johnson	1,112,120	73,088,526
Merck & Co. Inc.	976,520	35,105,894
Novartis AG, ADR	884,250	52,321,073
Pfizer Inc.	2,975,050	62,357,048
Warner Chilcott PLC, Class A Shares	404,610	9,326,261
Total Pharmaceuticals		288,389,027
Total Health care		367,201,946
Industrials — 13.0%
Aerospace & Defense — 1.8%
Honeywell International Inc.	870,550	53,303,776
Raytheon Co.	551,770	26,788,434
Total Aerospace & Defense		80,092,210
Air Freight & Logistics — 1.6%
United Parcel Service Inc., Class B Shares	1,000,000	74,970,000
Commercial Services & Supplies — 1.4%
Waste Management Inc.	1,623,750	64,073,175
Industrial Conglomerates — 6.4%
3M Co.	690,380	67,111,840
General Electric Co.	3,743,880	76,562,346
McDermott International Inc.	1,188,850	27,450,547	*
Tyco International Ltd.	468,250	22,822,505
United Technologies Corp.	1,119,990	100,328,704
Total Industrial Conglomerates		294,275,942

See Notes to Financial Statements.

6	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Machinery — 1.2%
Eaton Corp.	688,470	$36,853,799
PACCAR Inc.	364,420	19,354,346
Total Machinery		56,208,145
Road & Rail — 0.6%
Norfolk Southern Corp.	365,899	27,325,337
Total Industrials		596,944,809
Information Technology — 16.9%
Communications Equipment — 1.8%
Cisco Systems Inc.	2,312,090	40,600,300
Motorola Solutions Inc.	487,510	22,366,959	*
QUALCOMM Inc.	333,020	18,928,857
Total Communications Equipment		81,896,116
Computers & Peripherals — 3.0%
Apple Inc.	243,040	84,633,819	*
EMC Corp.	1,048,855	29,724,551	*
NetApp Inc.	422,940	21,984,421	*
Total Computers & Peripherals		136,342,791
Internet Software & Services — 2.8%
eBay Inc.	1,084,540	37,308,176	*
Google Inc., Class A Shares	108,050	58,790,005	*
VeriSign Inc.	922,960	34,112,602
Total Internet Software & Services		130,210,783
IT Services — 3.8%
Automatic Data Processing Inc.	970,130	52,726,566
International Business Machines Corp.	449,540	76,682,533
Visa Inc., Class A Shares	552,150	43,133,958
Total IT Services		172,543,057
Semiconductors & Semiconductor Equipment — 1.1%
ASML Holding NV, New York Registered Shares	379,560	15,850,426
Texas Instruments Inc.	1,033,680	36,726,650
Total Semiconductors & Semiconductor Equipment		52,577,076
Software — 4.4%
Citrix Systems Inc.	413,750	34,895,675	*
Microsoft Corp.	3,818,260	99,351,125
Oracle Corp.	1,900,000	68,495,000
Total Software		202,741,800
Total Information Technology		776,311,623

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	7

Legg Mason ClearBridge Appreciation Fund

Security			Shares	Value
Materials — 7.2%
Chemicals — 6.0%
Celanese Corp., Series A Shares			1,614,760	$80,608,819
E.I. du Pont de Nemours & Co.			639,210	36,300,736
Ecolab Inc.			440,210	23,225,479
Monsanto Co.			317,740	21,619,030
Potash Corp. of Saskatchewan Inc.			431,210	24,311,620
PPG Industries Inc.			949,140	89,855,084
Total Chemicals				275,920,768
Paper & Forest Products — 1.2%
International Paper Co.			1,755,550	54,211,384
Total Materials				330,132,152
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.5%
AT&T Inc.			2,388,200	74,320,784
Verizon Communications Inc.			999,090	37,745,620
Total Diversified Telecommunication Services				112,066,404
Wireless Telecommunication Services — 0.6%
American Tower Corp., Class A Shares			555,530	29,059,774	*
Total Telecommunication Services				141,126,178
Utilities — 0.4%
Multi-Utilities — 0.4%
Wisconsin Energy Corp.			673,510	21,020,247
Total Investments before Short-Term Investments (Cost — $2,921,744,784)				4,385,885,442

Rate		Maturity Date	Face Amount
Short-Term Investments — 4.1%
Repurchase Agreements — 4.1%
Interest in $100,000,000 joint tri-party repurchase agreement dated 4/29/11 with RBS Securities Inc.; Proceeds at maturity — $32,381,108; (Fully collateralized by U.S. government obligations, 4.125% due 5/15/15; Market value — $33,029,631)	0.040%	5/2/11	$32,381,000	32,381,000
Interest in $200,000,000 joint tri-party repurchase agreement dated 4/29/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $74,381,186; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.250% due 7/27/11 to 4/26/12; Market value — $75,869,367)	0.030%	5/2/11	74,381,000	74,381,000

See Notes to Financial Statements.

8	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason ClearBridge Appreciation Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
Interest in $529,798,000 joint tri-party repurchase agreement dated 4/29/11 with Barclays Capital Inc.; Proceeds at maturity — $82,105,205; (Fully collateralized by various U.S. government obligations, 1.750% to 4.625% due 12/31/11 to 7/31/15; Market value — $83,747,112)	0.030%	5/2/11	$82,105,000	$82,105,000
Total Short-Term Investments (Cost — $188,867,000)				188,867,000
Total Investments — 99.5% (Cost — $3,110,611,784#)				4,574,752,442
Other Assets in Excess of Liabilities — 0.5%				20,798,265
Total Net Assets — 100.0%				$4,595,550,707

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments, at value (Cost — $3,110,611,784)	$4,574,752,442
Cash	515
Receivable for securities sold	36,910,546
Receivable for Fund shares sold	8,620,772
Dividends and interest receivable	5,438,881
Prepaid expenses	88,837
Total Assets	4,625,811,993

Liabilities:
Payable for Fund shares repurchased	12,713,331
Payable for securities purchased	12,276,757
Investment management fee payable	2,135,154
Distribution fees payable	1,160,332
Trustees’ fees payable	142,602
Accrued expenses	1,833,110
Total Liabilities	30,261,286
Total Net Assets	$4,595,550,707

Net Assets:
Par value (Note 7)	$3,117
Paid-in capital in excess of par value	3,306,690,828
Undistributed net investment income	19,993,988
Accumulated net realized loss on investments and foreign currency transactions	(195,305,469)
Net unrealized appreciation on investments and foreign currencies	1,464,168,243
Total Net Assets	$4,595,550,707

Shares Outstanding:
ClassA	197,636,537
ClassB	20,766,238
ClassC	27,511,946
ClassFI	24,682
ClassR	808,027
ClassI	34,903,406
ClassIS	30,033,488

Net Asset Value:
ClassA (and redemption price)	$14.82
ClassB*	$14.34
ClassC*	$14.42
ClassFI (and redemption price)	$14.84
ClassR (and redemption price)	$14.82
ClassI (and redemption price)	$14.75
ClassIS (and redemption price)	$14.78
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$15.72

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Dividends	$53,060,488
Interest	147,087
Less: Foreign taxes withheld	(399,832)
Total Investment Income	52,807,743

Expenses:
Investment management fee (Note 2)	12,657,969
Distribution fees (Notes 2 and 5)	6,928,344
Transfer agent fees (Note 5)	3,872,465
Trustees’ fees	197,063
Fund accounting fees	97,643
Shareholder reports	89,198
Registration fees	72,440
Insurance	40,063
Audit and tax	33,563
Custody fees	9,181
Legal fees	8,830
Miscellaneous expenses	14,471
Total Expenses	24,021,230
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(218)
Net Expenses	24,021,012
Net Investment Income	28,786,731

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	49,323,233
Foreign currency transactions	(32)
Net Realized Gain	49,323,201
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	485,076,309
Foreign currencies	16,845
Change in Net Unrealized Appreciation (Depreciation)	485,093,154
Net Gain on Investments and Foreign Currency Transactions	534,416,355
Increase in Net Assets From Operations	$563,203,086

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010	2011	2010

Operations:
Net investment income	$28,786,731	$50,594,854
Net realized gain	49,323,201	43,306,084
Change in net unrealized appreciation (depreciation)	485,093,154	465,515,542
Proceeds from settlement of a regulatory matter	—	6,200,807	†
Increase in Net Assets From Operations	563,203,086	565,617,287

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(60,000,377)	(45,000,458)
Decrease in Net Assets From Distributions to Shareholders	(60,000,377)	(45,000,458)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	295,802,182	523,014,553
Reinvestment of distributions	55,568,866	41,821,204
Cost of shares repurchased	(486,433,986)	(907,368,617)
Decrease in Net Assets From Fund Share Transactions	(135,062,938)	(342,532,860)
Increase in Net Assets	368,139,771	178,083,969

Net Assets:
Beginning of period	4,227,410,936	4,049,326,967
End of period*	$4,595,550,707	$4,227,410,936
* Includes undistributed net investment income of:	$19,993,988	$51,207,634

†	The Fund received $3,144,609, $2,122,716, $933,238 and $244 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of period	$13.23	$11.67	$10.35	$15.24	$15.47	$14.42	$14.67

Income (loss) from operations:
Net investment income	0.09	0.16	0.12	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.69	1.53	1.25	(4.46)	1.14	1.94	0.52
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—	—
Total income (loss) from operations	1.78	1.70	1.37	(4.29)	1.28	2.07	0.61

Less distributions from:
Net investment income	(0.19)	(0.14)	(0.05)	(0.13)	(0.13)	(0.13)	(0.07)
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.19)	(0.14)	(0.05)	(0.60)	(1.51)	(1.02)	(0.86)

Net asset value, end of period	$14.82	$13.23	$11.67	$10.35	$15.24	$15.47	$14.42
Total return[6]	13.59%	14.66%[7]	13.25%	(28.98)%	8.14%	14.57%	4.15%

Net assets, end of period (millions)	$2,930	2,690	$2,604	$2,513	$3,786	$3,817	$3,587

Ratios to average net assets:
Gross expenses	1.04%[8]	1.05%	1.07%[8]	0.99%	0.95%	0.96%[9]	0.96%
Net expenses	1.04 [8]	1.05	1.07 [8]	0.99	0.95	0.95 [9,10]	0.96
Net investment income	1.37 [8]	1.30	1.42 [8]	1.24	0.85	0.88	0.61

Portfolio turnover rate	10%	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.57%. Class A received $3,144,609 related to this distribution.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.94% and 0.93%, respectively.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of period	$12.81	$11.25	$10.03	$14.80	$15.08	$14.09	$14.40

Income (loss) from operations:
Net investment income (loss)	0.02	0.03	0.03	0.03	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	1.64	1.47	1.21	(4.30)	1.12	1.89	0.51
Proceeds from settlement of a regulatory matter	—	0.07	—	—	—	—	—
Total income (loss) from operations	1.66	1.57	1.24	(4.27)	1.10	1.88	0.48

Less distributions from:
Net investment income	(0.13)	(0.01)	(0.02)	(0.03)	—	—	(0.00) [6]
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.13)	(0.01)	(0.02)	(0.50)	(1.38)	(0.89)	(0.79)

Net asset value, end of period	$14.34	$12.81	$11.25	$10.03	$14.80	$15.08	$14.09
Total return[7]	13.06%	13.99%[8]	12.36%	(29.76)%	7.18%	13.55%	3.31%

Net assets, end of period (millions)	$298	$311	$376	$414	$754	$912	$986

Ratios to average net assets:
Gross expenses	2.09%[9]	2.09%	2.14%[9]	1.97%	1.88%	1.87%[10]	1.80%
Net expenses	2.09 [9]	2.09	2.14 [9]	1.97	1.88	1.87 [10,11]	1.80
Net investment income (loss)	0.33 [9]	0.27	0.36 [9]	0.24	(0.10)	(0.04)	(0.23)

Portfolio turnover rate	10%	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.37%. Class B received $2,122,716 related to this distribution.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of period	$12.85	$11.33	$10.08	$14.86	$15.12	$14.11	$14.42

Income (loss) from operations:
Net investment income (loss)	0.04	0.07	0.06	0.06	0.02	0.02	(0.03)
Net realized and unrealized gain (loss)	1.64	1.48	1.22	(4.32)	1.11	1.90	0.51
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—	—	—
Total income (loss) from operations	1.68	1.58	1.28	(4.26)	1.13	1.92	0.48

Less distributions from:
Net investment income	(0.11)	(0.06)	(0.03)	(0.05)	(0.01)	(0.02)	(0.00) [6]
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.11)	(0.06)	(0.03)	(0.52)	(1.39)	(0.91)	(0.79)

Net asset value, end of period	$14.42	$12.85	$11.33	$10.08	$14.86	$15.12	$14.11
Total return[7]	13.15%	13.93%[8]	12.67%	(29.53)%	7.37%	13.80%	3.31%

Net assets, end of period (millions)	$397	$368	$373	$372	$606	$658	$661

Ratios to average net assets:
Gross expenses	1.78%[9]	1.79%	1.78%[9]	1.73%	1.67%	1.70%[10]	1.77%
Net expenses	1.78 [9]	1.79	1.78 [9]	1.73	1.67	1.66 [10,11]	1.77
Net investment income (loss)	0.63 [9]	0.57	0.72 [9]	0.49	0.12	0.17	(0.20)

Portfolio turnover rate	10%	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.66%. Class C received $933,238 related to this distribution.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.67% and 1.64%, respectively.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2011[2]	2010	2009[3]	2008[4]

Net asset value, beginning of period	$13.24	$11.66	$10.35	$10.26

Income (loss) from operations:
Net investment income	0.09	0.15	0.10	0.01
Net realized and unrealized gain	1.70	1.55	1.26	0.20
Total income from operations	1.79	1.70	1.36	0.21

Less distributions from:
Net investment income	(0.19)	(0.12)	(0.05)	(0.12)
Total distributions	(0.19)	(0.12)	(0.05)	(0.12)

Net asset value, end of period	$14.84	$13.24	$11.66	$10.35
Total return[5]	13.60%	14.63%	13.19%	2.12%

Net assets, end of period (000s)	$366	$258	$8	$0	[6]

Ratios to average net assets:
Gross expenses	1.19%[7]	1.14%	1.47%[7]	0.86%[7]
Net expenses	1.05 [7,8,9]	0.96 [8,9]	1.32 [7,8,9]	0.86	[7]
Net investment income	1.33 [7]	1.26	1.19 [7]	4.05	[7]

Portfolio turnover rate	10%	21%	20%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the period December 19, 2008 (inception date) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Amount represents less than $1,000.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[5,6]

Net asset value, beginning of period	$13.18	$11.65	$10.34	$15.23	$15.47	$15.53

Income (loss) from operations:
Net investment income (loss)	0.07	0.11	0.10	0.14	0.14	(0.00)	[7]
Net realized and unrealized gain (loss)	1.70	1.53	1.25	(4.45)	1.09	(0.06)
Total income (loss) from operations	1.77	1.64	1.35	(4.31)	1.23	(0.06)

Less distributions from:
Net investment income	(0.13)	(0.11)	(0.04)	(0.11)	(0.09)	—
Net realized gains	—	—	—	(0.47)	(1.38)	—
Total distributions	(0.13)	(0.11)	(0.04)	(0.58)	(1.47)	—

Net asset value, end of period	$14.82	$13.18	$11.65	$10.34	$15.23	$15.47
Total return[8]	13.50%	14.09%	13.08%	(29.17)%	7.87%	(0.39)%

Net assets, end of period (000s)	$11,973	$5,513	$2,932	$1,450	$449	$10

Ratios to average net assets:
Gross expenses	1.28%[9]	1.42%	1.40%[9]	1.26%	1.13%	1.22%[9,10]
Net expenses	1.28 [9,11]	1.42 [11]	1.34 [9,11,12]	1.26	1.13	1.22	[9,10]
Net investment income (loss)	1.05 [9]	0.91	1.11 [9]	1.11	0.85	(0.28)	[9]

Portfolio turnover rate	10%	21%	20%	39%	45%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	For the period December 28, 2006 (inception date) to December 31, 2006.

[6]	Represents a share of capital stock outstanding prior to April 16, 2007.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.20%.

[11]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of period	$13.17	$11.64	$10.30	$15.19	$15.42	$14.38	$14.63

Income (loss) from operations:
Net investment income	0.12	0.20	0.15	0.21	0.20	0.19	0.15
Net realized and unrealized gain (loss)	1.68	1.52	1.25	(4.46)	1.14	1.93	0.53
Total income (loss) from operations	1.80	1.72	1.40	(4.25)	1.34	2.12	0.68

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.06)	(0.17)	(0.19)	(0.19)	(0.14)
Net realized gains	—	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.22)	(0.19)	(0.06)	(0.64)	(1.57)	(1.08)	(0.93)

Net asset value, end of period	$14.75	$13.17	$11.64	$10.30	$15.19	$15.42	$14.38
Total return[6]	13.81%	14.84%	13.63%	(28.79)%	8.56%	14.97%	4.62%

Net assets, end of period (millions)	$515	$454	$342	$162	$765	$720	$667

Ratios to average net assets:
Gross expenses	0.69%[7]	0.73%	0.73%[7]	0.61%	0.57%	0.59%[8]	0.57%
Net expenses	0.69 [7,9]	0.73 [9]	0.72 [7,9,10]	0.61	0.57	0.59 [8,10]	0.57
Net investment income	1.71 [7]	1.60	1.69 [7]	1.49	1.22	1.24	1.00

Portfolio turnover rate	10%	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.57%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2011[2]	2010	2009[3]	2008[4]

Net asset value, beginning of period	$13.21	$11.67	$10.31	$13.39

Income (loss) from operations:
Net investment income	0.12	0.22	0.16	0.10
Net realized and unrealized gain (loss)	1.69	1.52	1.26	(3.02)
Total income (loss) from operations	1.81	1.74	1.42	(2.92)

Less distributions from:
Net investment income	(0.24)	(0.20)	(0.06)	(0.16)
Total distributions	(0.24)	(0.20)	(0.06)	(0.16)

Net asset value, end of period	$14.78	$13.21	$11.67	$10.31
Total return[5]	13.83%	15.01%	13.81%	(21.75)%

Net assets, end of period (millions)	$444	$398	$351	$306

Ratios to average net assets:
Gross expenses	0.60%[6]	0.61%	0.62%[6]	0.61%[6]
Net expenses	0.60 [6,7]	0.61 [7]	0.62 [6,7]	0.61 [6]
Net investment income	1.80 [6]	1.74	1.86 [6]	2.14 [6]

Portfolio turnover rate	10%	21%	20%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the period August 4, 2008 (inception date) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Appreciation Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable

20	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$4,385,885,442	—	—	$4,385,885,442
Short-term investments†	—	$188,867,000	—	188,867,000
Total investments	$4,385,885,442	$188,867,000	—	$4,574,752,442

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	21

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

22	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, R and I shares did not exceed 1.05%, 1.45% and 0.90%, respectively. In addition, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended April 30, 2011, fees waived and/or expenses reimbursed amounted to $218.

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	23

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain service agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

For the six months ended April 30, 2011, LMIS and its affiliates received sales charges of approximately $250,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$187,000	$5,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of April 30, 2011, the Fund had accrued $5,252 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

24	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$434,551,171
Sales	603,487,582

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,480,674,641
Gross unrealized depreciation	(16,533,983)
Net unrealized appreciation	$1,464,140,658

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$3,477,475	$2,562,997
Class B	1,532,353	747,629
Class C	1,895,526	333,201
Class FI	382	519
Class R	22,608	7,858
Class I	—	215,027
Class IS	—	5,234
Total	$6,928,344	$3,872,465

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	25

For the six months ended April 30, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$218
Class R	—
Class I	—
Class IS	—
Total	$218

6. Distributions to shareholders by class

	Six Months Ended April 30, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	$38,574,535	$31,210,053
Class B	3,115,938	431,108
Class C	3,139,654	1,794,295
Class FI	3,845	83
Class R	70,190	32,435
Class I	7,953,101	5,542,811
Class IS	7,143,114	5,989,673
Total	$60,000,377	$45,000,458

7. Shares of beneficial interest

At April 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,801,952	$137,351,323	17,480,220	$218,094,590
Shares issued on reinvestment	2,733,689	37,533,550	2,431,640	30,322,529
Shares repurchased	(18,205,950)	(254,581,292)	(39,671,472)	(494,694,320)
Net decrease	(5,670,309)	$(79,696,419)	(19,759,612)	$(246,277,201)

Class B
Shares sold	973,677	$13,170,578	2,121,496	$25,694,705
Shares issued on reinvestment	231,077	3,080,254	35,158	426,123
Shares repurchased	(4,746,477)	(64,487,544)	(11,275,281)	(136,676,623)
Net decrease	(3,541,723)	$(48,236,712)	(9,118,627)	$(110,555,795)

26	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount

Class C
Shares sold	1,875,829	$25,541,056	3,294,447	$39,932,178
Shares issued on reinvestment	225,256	3,016,171	142,513	1,734,385
Shares repurchased	(3,269,232)	(44,379,237)	(7,683,959)	(93,216,115)
Net decrease	(1,168,147)	$(15,822,010)	(4,246,999)	$(51,549,552)

Class FI
Shares sold	6,513	$90,502	24,727	$305,582
Shares issued on reinvestment	280	3,845	7	83
Shares repurchased	(1,611)	(22,963)	(5,903)	(76,230)
Net increase	5,182	$71,384	18,831	$229,435

Class R
Shares sold	499,826	$7,004,187	244,552	$3,021,698
Shares issued on reinvestment	4,989	68,505	2,599	32,435
Shares repurchased	(115,094)	(1,633,620)	(80,481)	(1,004,527)
Net increase	389,721	$5,439,072	166,670	$2,049,606

Class I
Shares sold	6,530,450	$90,790,426	13,696,586	$169,641,521
Shares issued on reinvestment	346,039	4,723,427	267,417	3,315,976
Shares repurchased	(6,419,738)	(90,746,311)	(8,926,783)	(109,834,576)
Net increase	456,751	$4,767,542	5,037,220	$63,122,921

Class IS
Shares sold	1,562,322	$21,854,110	5,376,027	$66,324,279
Shares issued on reinvestment	522,539	7,143,114	482,260	5,989,673
Shares repurchased	(2,188,187)	(30,583,019)	(5,811,880)	(71,866,226)
Net increase (decrease)	(103,326)	$(1,585,795)	46,407	$447,726

8. Capital loss carryforward

As of October 31, 2010, the Fund had a net capital loss carryforward of approximately $239,836,152 which expires in 2017. This amount will be available to offset any future taxable capital gains.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the

Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report	27

Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of

28	Legg Mason ClearBridge Appreciation Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

Legg Mason ClearBridge Appreciation Fund	29

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio. At a subsequent meeting of the Trust’s Board of Trustees, the Board also considered the approval for an annual period of a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager

30	Legg Mason ClearBridge Appreciation Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed below the median for one-year period, but performed better than the median and was in the first quintile for funds in the Performance Universe for the three-, five- and ten-year periods. The Board also

Legg Mason ClearBridge Appreciation Fund	31

reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees noted that the portfolio manager responsible for managing the Fund during most of the periods under review had retired as the Fund’s portfolio manager in December 2009 and that the Board had appointed additional portfolio managers for the Fund who are experienced. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 13 retail front-end load large-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected

32	Legg Mason ClearBridge Appreciation Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

by Lipper consisting of all retail front-end load large-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group but slightly higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason ClearBridge Appreciation Fund	33

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge

Appreciation Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA,

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Appreciation Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Clearbridge Appreciation Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Appreciation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0404 6/11 SR11-1394

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 23, 2011